Exhibit 10(8)


                                                                               *



                                Aircraft N610FF
                                Aircraft N611FF
                                Airframe N608FF


--------------------------------------------------------------------------------

                                TRUST AGREEMENT

                          Dated as of October 1, 1996

                                    between

                       SANWA BUSINESS CREDIT CORPORATION,
                               Owner Participant


                                      and

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 Owner Trustee


                           -------------------------



                       Two Boeing Model 747-282B Aircraft
                       One Boeing Model 747-131 Airframe



--------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----
                                   ARTICLE I

                           DEFINITIONS AND TERMS.............................. 1

SECTION 1.01.  Certain Definitions............................................ 1

                                  ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                              DECLARATION OF TRUST............................ 2

SECTION 2.01.  Authority to Execute Documents................................. 2

SECTION 2.02.  Declaration of Trust........................................... 2

                                  ARTICLE III

                 PURCHASE OF THE AIRCRAFT AND AIRFRAME N608FF................. 2

SECTION 3.01.  Purchase of the Aircraft and Airframe N608FF................... 2

SECTION 3.02.  Conditions Precedent........................................... 3

                                  ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                       OF INCOME FROM THE TRUST ESTATE........................ 4

SECTION 4.01.  Distribution of Payments....................................... 4
                   (a)  Payments to Owner Trustee............................. 4
                   (b)    Multiple Owner Participants......................... 4

SECTION 4.02.  Method of Payments............................................. 4

                                   ARTICLE V

                        DUTIES OF THE OWNER TRUSTEE........................... 5



SECTION 5.01.  Notice of Event of Default..................................... 5

SECTION 5.02.  Action Upon Instructions....................................... 5

SECTION 5.03.  Indemnification................................................ 5

SECTION 5.04.  No Duties Except as Specified in Trust Agreement
                  or Instructions............................................. 6

SECTION 5.05.  Satisfaction of Conditions Precedent........................... 6

SECTION 5.06.  No Action Except Under Specified Documents or
                  Instruction................................................. 6

                                  ARTICLE VI

                              THE OWNER TRUSTEE............................... 7

SECTION 6.01.  Acceptance of Trusts and Duties................................ 7

SECTION 6.02.  Absence of Certain Duties...................................... 7

SECTION 6.03.  No Representations or Warranties as to Certain
                  Matters..................................................... 8

SECTION 6.04.  No Segregation of Monies; Interest............................. 8

SECTION 6.05.  Reliance Upon Certificates, Counsel and Agents................. 9

SECTION 6.06.  Not Acting in Individual Capacity.............................. 9

SECTION 6.07.  Fees; Compensation............................................. 9

SECTION 6.08.  Tax Returns................................................... 10

                                  ARTICLE VII

                    INDEMNIFICATION OF FIRST SECURITY BANK
                            BY OWNER PARTICIPANT............................. 10

SECTION 7.01.  Owner Participant to Indemnify First Security Bank............ 10

                                 ARTICLE VIII

                TRANSFER OF THE OWNER PARTICIPANT'S INTEREST................. 11

SECTION 8.01.  Transfer of Interests......................................... 11

SECTION 8.02.  Actions of the Owner Participants............................. 12

                                  ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES................... 12

SECTION 9.01. Resignation of Owner Trustee; Appointment of
                Successor.................................................... 12

                      (a) Resignation or Removal............................. 12
                (b)   Execution and Delivery of Documents,
                      etc.................................................... 12
                (c)   Qualifications......................................... 13
                (d)   Merger, etc............................................ 13

SECTION 9.02.  Co-Trustees and Separate Trustees............................. 13

                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS.................. 15

SECTION 10.01.  Supplements and Amendments and Delivery Thereof.............. 15


                      (a)  Supplements and Amendments........................ 15
                (b)   Delivery of Amendments and
                      Supplements to Certain Parties......................... 15

SECTION 10.02.  Discretion as to Execution of Documents...................... 15

SECTION 10.03.  Absence of Requirements as to Form........................... 15

SECTION 10.04.  Distribution of Documents.................................... 16


SECTION 10.05.  No Request Needed as to Lease Supplement and
                  Trust Supplement........................................... 16

                                  ARTICLE XI

                                MISCELLANEOUS................................ 16

SECTION 11.01.  Termination of Trust Agreement............................... 16

SECTION 11.02.  Owner Participant Has No Legal Title in Trust
                  Estate..................................................... 17

SECTION 11.03.  Assignment, Sale, etc. of Aircraft and Airframe
                  N608FF..................................................... 17

SECTION 11.04.  Trust Agreement for Benefit of Certain Parties
                  Only....................................................... 17

SECTION 11.05.  Citizenship of the Owner Participant......................... 17

SECTION 11.06.  Notices...................................................... 17

SECTION 11.07.  Severability................................................. 18

SECTION 11.08.  Waivers, etc................................................. 18

SECTION 11.09.  Counterparts................................................. 18

SECTION 11.10.  Binding Effect, etc.......................................... 18

SECTION 11.11.  Headings; References......................................... 18

SECTION 11.12.  Governing Law................................................ 18

                                  ARTICLE XII

                              CERTAIN LIMITATIONS............................ 19

SECTION 12.01.  Limitations on Control....................................... 19

SECTION 12.02.  Discretion and Actions of Owner Trustee...................... 19

SECTION 12.03.  Payments..................................................... 20

SECTION 12.04.  Owner Trustee Acts as Trustee................................ 20

SECTION 12.05.  Termination.................................................. 20

SECTION 12.06.  Amendments to Article XII.................................... 20

SECTION 12.07.  Purpose...................................................... 21

Exhibit A

                      TRUST AGREEMENT SUPPLEMENT.............................  1

                                TRUST AGREEMENT



          This TRUST AGREEMENT dated as of October 1, 1996, between SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation (the "Original Owner Participant"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "FSB" and otherwise not in its individual capacity but solely as trustee hereunder with its permitted successors and assigns the "Owner Trustee");


                              W I T N E S S E T H:
                              -------------------


                                   ARTICLE I

                             DEFINITIONS AND TERMS

          SECTION 1.01.  Certain Definitions.  Unless the context shall
                         -------------------
otherwise require and except as contained in this Section 1.01, the capitalized terms used herein shall have the respective meanings assigned thereto in the Lease (as hereinafter defined) for all purposes hereof. All definitions contained in this Section 1.01 shall be equally applicable to both the singular and plural forms of the terms defined. For all purposes of this Trust Agreement the following terms shall have the following meanings:

          "Corporate Trust Department" shall mean the office of the Owner Trustee located in Salt Lake City, Utah.

          "Lease" means that certain Operating Lease Agreement, dated as of October 1, 1996 and to be entered into by the Owner Trustee and Tower concurrently with the execution and delivery of this Trust Agreement as said Operating Lease Agreement may from time to time be supplemented or amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms of this Trust Agreement. The term "Lease" shall also include each Lease Supplement from time to time entered into pursuant to the terms of the Lease.

          "Owner Participant" shall mean the Original Owner Participant and each Subsequent Owner Participant.

          "Subsequent Owner Participant" means any Person to which the Original Owner Participant or any transferee from the Original Owner Participant or any Subsequent

                                                               [Trust Agreement]

Owner Participant shall have transferred at any time after the Delivery Date all or any part of its right, title and interest in the Trust Estate.

          "Tower" means Tower Air, Inc. organized and existing pursuant to the laws of its jurisdiction.

          "Trust Estate" means all estate, right, title and interest of the Owner Trustee in and to the Aircraft, Airframe N608FF, the Lease, any Lease Supplement and the Purchase Agreement, including, without limitation, all amounts of Basic Rent and Supplemental Rent and all insurance proceeds (other than insurance proceeds payable to or for the benefit of FSB for its own account or in its individual capacity).

          "Trust Supplement" means a supplement to the Trust Agreement in substantially the form of Exhibit A to this Trust Agreement.


                                 ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE DOCUMENTS;
                              DECLARATION OF TRUST

          SECTION 2.01.  Authority to Execute Documents.  The Original Owner
                         ------------------------------
Participant hereby authorizes and directs the Owner Trustee to execute and deliver the Operative Documents to which it is a party and any other agreements, instruments or documents to which the Owner Trustee is a party in the respective forms thereof delivered from time to time by the Owner Participant to the Owner Trustee for execution and delivery.

          SECTION 2.02.  Declaration of Trust.  The Owner Trustee hereby
                         --------------------
declares that it will hold the Trust Estate upon the trusts hereinafter set forth for the use and benefit of the Owner Participant.

                                                               [Trust Agreement]

                                 ARTICLE III

                  PURCHASE OF THE AIRCRAFT AND AIRFRAME N608FF

          SECTION 3.01.  Purchase of the Aircraft and Airframe N608FF.  The
                         --------------------------------------------
Original Owner Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will, on the Delivery Date, subject to due compliance with the terms of Section
3.02 hereof:

          (a) purchase the Aircraft and Airframe N608FF from Tower pursuant to the Purchase Agreement;

          (b) accept delivery from Tower of the Warranty Bills of Sale and the FAA Bills of Sale;

          (c)  execute and deliver the Lease;

          (d) execute and deliver a Lease Supplement covering the Aircraft and Airframe N608FF;

          (e) execute and deliver a Trust Supplement covering the Aircraft and Airframe N608FF;

          (f) effect the registration of the Aircraft and Airframe N608FF in the name of the Owner Trustee by filing or causing to be filed with the FAA: (i) the FAA Bills of Sale; (ii) applications for registration of the Aircraft and Airframe N608FF in the name of the Owner Trustee (including without limitation an affidavit from the Owner Trustee in compliance with the provisions of 14 C.F.R. (S) 47.7(c)(2)(iii) (1979)); and (iii) this Trust Agreement; and

          (g) execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the directions of the Original Owner Participant, as the Original Owner Participant may deem necessary or advisable in connection with the transactions contemplated hereby.

          SECTION 3.02.  Conditions Precedent.  The rights and obligations of
                         --------------------
the Owner Trustee to take the actions required by Section 3.01 hereof with respect to the Aircraft and Airframe N608FF shall be subject to the Original Owner Participant having notified the Owner Trustee that the terms and conditions of the Purchase Agreement, insofar as they relate to conditions precedent to performance by the Owner Trustee of its obligations thereunder, shall have been either fulfilled to the satisfaction of or waived by the Original Owner Participant.


                                 ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE

          SECTION 4.01.  Distribution of Payments.   (a)  Payments to Owner
                         ------------------------         -----------------
Trustee. The Owner Trustee will receive all amounts constituting part of the
-------
Trust Estate which are payable to the account of the Owner Trustee under the Operative Documents including, without limitation, (i) all amounts payable by the Lessee as Basic Rent or Supplemental Rent, or as the result of an Event of Loss or an Event of Default under the Lease, (ii) all proceeds of the sale, re-lease or other disposition of either Aircraft or Airframe N608FF upon the termination, non-renewal or other expiration of the Lease, and (iii) all other amounts payable to the Owner Trustee under this Trust Agreement and the other Operative Documents, and shall forthwith distribute said amounts:

          First, to payment to the Owner Trustee for any fees, expenses, costs
          -----
or liabilities incurred for which the Owner Trustee is entitled to payment, reimbursement or indemnity from the Owner Participant and for which the Owner Trustee has not been paid or reimbursed from any other source; and

          Second, to payment of the entire balance to the Owner Participant.
          ------

          (b) Multiple Owner Participants.  If, as a result of a transfer by an
              ---------------------------
Owner Participant under Section 8.01 of this Trust Agreement, there is more than one Owner Participant hereunder, each such Owner Participant shall hold in proportion to its respective beneficial interest in the Trust Estate, an undivided beneficial interest in the entire Trust Estate and is entitled to receive ratably with any other Owner Participant, payments distributable by the Owner Trustee hereunder. No Owner Participant shall have legal title to the Aircraft, Airframe N608FF or any other portion of the Trust Estate.

          SECTION 4.02.  Method of Payments.  The Owner Trustee shall make
                         ------------------
distributions or cause distributions to be made to the Owner Participant pursuant to this Article IV by transferring by wire transfer in immediately available funds on the day received (or on the next succeeding Business Day if the funds to be so distributed shall not have been received by the Owner Trustee by 1:00 p.m., Salt Lake City time), the amount to be distributed to such account or accounts of the Owner Participant as the Owner

                                                               [Trust Agreement]

Participant may designate from time to time in writing to the Owner Trustee; provided, however, that the Owner Trustee shall use reasonable efforts to invest overnight in federal funds all monies received by it at or later than 1:00 p.m., Salt Lake City time.

                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

          SECTION 5.01.  Notice of Event of Default.  If the Owner Trustee shall
                         --------------------------
have knowledge of a Default or an Event of Default, the Owner Trustee shall give to the Owner Participant prompt telephonic or telex notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid. Subject to the terms of Section 5.03 hereof, the Owner Trustee shall take such action or shall refrain from taking such action, with respect to such Default, Event of Default, or any other event as the Owner Trustee shall be directed in writing by the Owner Participant. For all purposes of this Trust Agreement, the Lease and the other Operative Documents, in the absence of actual knowledge by a responsible officer of the Corporate Trust Department of the Owner Trustee in his or her capacity as such, the Owner Trustee shall not be deemed to have knowledge of a Default or an Event of Default unless notified in writing by the Owner Participant or the Lessee.

          SECTION 5.02.  Action Upon Instructions.  Subject to the terms of
                         ------------------------
Sections 5.01 and 5.03 hereof, upon the written instructions at any time and from time to time of the Owner Participant, the Owner Trustee will take such of the following actions as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder or under any of the Operative Documents to which the Owner Trustee is a party or in respect of all or any part of the Trust Estate, or take such other action, as shall be specified in such instructions; (ii) take such action to preserve or protect the Trust Estate (including the discharge of Liens) as may be specified in such instructions; (iii) approve as satisfactory to it all matters required by the terms of the Lease or the other Operative Documents to be satisfactory to the Owner Trustee, it being understood that without written instructions of the Owner Participant, the Owner Trustee shall not approve any such matter as satisfactory to it; (iv) subject to the rights of the Lessee under the Operative Documents, after the expiration or earlier termination of the Lease, retain, lease or otherwise dispose of, or from time to time take such other action with respect to, the Aircraft and Airframe N608FF on such terms as shall be designated in such instructions; and (v) take or refrain from taking such other action or actions as may be specified in such instructions.

                                                               [Trust Agreement]

          SECTION 5.03.  Indemnification.  The Owner Trustee shall not be
                         ---------------
required to take any action under Section 5.01 (other than the giving of the notices referred to therein) or 5.02 hereof if the Owner Trustee shall reasonably believe such action is not adequately indemnified by the Owner Participant under Section 7.01 hereof, unless the Owner Participant agrees to furnish such additional indemnity as shall reasonably be required, in manner and form satisfactory to the Owner Trustee and, in addition to the extent not otherwise paid pursuant to the provisions of the Lease, to pay the reasonable compensation of the Owner Trustee for the services performed or to be performed by it pursuant to such direction and any reasonable fees and disbursements of counsel or agents employed by the Owner Trustee in connection therewith. The Owner Trustee shall not be required to take any action under Section 5.01 or
5.02 hereof if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is contrary to the terms of any of the Operative Documents to which the Owner Trustee is a party, or is otherwise contrary to law.

          SECTION 5.04.  No Duties Except as Specified in Trust Agreement or
                         ---------------------------------------------------
Instructions.  The Owner Trustee shall not have any duty or obligation to
------------
manage, control, use, sell, dispose of or otherwise deal with the Aircraft or Airframe N608FF or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with any of the Operative Documents to which the Owner Trustee is a party, except as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, or as expressly provided by the terms hereof or in a written instruction from the Owner Participant received pursuant to the terms of Section 5.01 or 5.02, and no implied duties or obligations shall be read into this Trust Agreement against the Owner Trustee. FSB agrees that it will, in its individual capacity and at its own cost or expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01 hereof), promptly take such action as may be necessary to duly discharge and satisfy in full all Lessor Liens attributable to it in its individual capacity which it is required to discharge pursuant to the Lease and otherwise comply with the terms of said Section binding upon it.

          SECTION 5.05. Satisfaction of Conditions Precedent. Anything herein to
                        ------------------------------------
the contrary notwithstanding, the Owner Trustee shall comply with the provisions of Section 3.01 hereof (subject to the satisfaction of special counsel for the Owner Trustee of the occurrence of all the applicable conditions precedent specified in Section 3.02 hereof).

          SECTION 5.06.  No Action Except Under Specified Documents or
                         ---------------------------------------------
Instruction.  The Owner Trustee agrees that it will not manage, control, use,
-----------
sell, dispose of or otherwise deal with the Aircraft or Airframe N608FF or any other part of the Trust

                                                               [Trust Agreement]

Estate except (i) as expressly required by the terms of any of the Operative Documents to which the Owner Trustee is a party, (ii) as expressly provided by the terms hereof, or (iii) as expressly provided in written instructions from the Owner Participant pursuant to Section 5.01 or 5.02 hereof.


                                  ARTICLE VI

                               THE OWNER TRUSTEE

          SECTION 6.01.  Acceptance of Trusts and Duties.  FSB accepts the
                         -------------------------------
trusts hereby created and agrees to perform the same but only upon the terms hereof applicable to it. The Owner Trustee also agrees to receive and disburse all monies received by it constituting part of the Trust Estate upon the terms hereof. FSB shall not be answerable or accountable under any circumstances, except (a) for its own willful misconduct or gross negligence, (b) its failure (in its individual capacity) to perform its obligations under the last sentence of Section 5.04 hereof and the first sentence of Section 5.01 hereof, (c) for its or the Owner Trustee's failure to use ordinary care to disburse funds or to comply with the first sentence of Section 6.08 hereof and (d) for liabilities that may result from the inaccuracy of any representation or warranty of it in its individual capacity (or from the failure by it in its individual capacity to perform any covenant) in Section 6.03 hereof or in Section 4 of the Lease or elsewhere in any of the Operative Agreements.

          SECTION 6.02.  Absence of Certain Duties.  Except in accordance with
                         -------------------------
written instructions furnished pursuant to Section 5.02 hereof and except as provided in, and without limiting the generality of, Sections 3.01 and 5.04 hereof and the last sentence of Section 9.01(b) hereof, neither the Owner Trustee nor FSB shall have any duty (i) to see to any recording or filing of any Operative Document or of any supplement to any thereof or to see to the maintenance of any such recording or filing or any other filing of reports with the Federal Aviation Administration or other governmental agencies, except that FSB in its individual capacity agrees to comply with the Federal Aviation Administration reporting requirements set forth in 14 CFR (S) 47.45 and 14 CFR
(S) 47.51, and the Owner Trustee shall, to the extent that information for that purpose is timely supplied by Lessee pursuant to any of the Operative Documents, complete and timely submit (and furnish the Owner Participant with a copy of) any and all reports relating to the Aircraft and Airframe N608FF which may from time to time be required by the Federal Aviation Administration or any government or governmental authority having jurisdiction, (ii) to see to any insurance on the Aircraft and Airframe N608FF or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to forward to the Owner Participant copies of all reports and other written information which the Owner

                                                               [Trust Agreement]

Trustee receives from Lessee pursuant to Section 11 of the Lease, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Estate, or (iv) to inspect Lessee's books and records with respect to the Aircraft and Airframe N608FF at any time permitted pursuant to the Lease. Notwithstanding the foregoing, the Owner Trustee will furnish to the Owner Participant, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee under the Lease or any other Operative Document except to the extent to which a responsible officer of the Owner Trustee reasonably believes (and confirms by telephone call with the Owner Participant) that duplicates or copies thereof have already been furnished to the Owner Participant by some other person.

          SECTION 6.03.  No Representations or Warranties as to Certain Matters.
                         ------------------------------------------------------
NEITHER THE OWNER TRUSTEE NOR FSB MAKES OR SHALL BE DEEMED TO HAVE MADE (a) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF EITHER AIRCRAFT OR AIRFRAME N608FF OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO EITHER AIRCRAFT OR AIRFRAME N608FF OR ANY PART THEREOF WHATSOEVER, except that FSB in its individual capacity warrants that on the Delivery Date the Owner Trustee shall have received whatever title was conveyed to it by Tower and that the Aircraft and Airframe N608FF shall during the Term be free of Lessor Liens attributable to FSB in its individual capacity, or (b) any representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any Operative Document to which the Owner Trustee is a party, or any other document or instrument, or as to the correctness of any statement contained in any thereof except to the extent that any such statement is expressly made herein or therein by such party as a representation by the Owner Trustee or by FSB in its individual capacity, as the case may be, and except that FSB in its individual capacity hereby represents and warrants that this Trust Agreement has been, and (assuming due authorization, execution and delivery by the Original Owner Participant of this Trust Agreement) the Operative Documents to which it or the Owner Trustee is a party have been (or at the time of execution and delivery of any such instrument by it or the Owner Trustee hereunder that such an instrument will be) duly executed and delivered by one of its officers who is or will be, as the case may be, duly authorized to execute and deliver such instruments on behalf of itself or the Owner Trustee, as the case may be, and that the Trust Agreement constitutes the legal, valid and binding obligation of FSB or the Owner Trustee, as the case may be,

                                                               [Trust Agreement]

enforceable against FSB or the Owner Trustee, as the case may be, in accordance with its terms.

          SECTION 6.04.  No Segregation of Monies; Interest.  Monies received by
                         ----------------------------------
the Owner Trustee hereunder need not be segregated in any manner except to the extent provided by law, and shall be invested as provided in Section 4.02 hereof.

          SECTION 6.05.  Reliance Upon Certificates, Counsel and Agents.  The
                         ----------------------------------------------
Owner Trustee shall incur no liability to anyone in acting in good faith in reliance upon and in accordance with any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Owner Participant or Lessee mentioned herein or in any of the Operative Documents to which the Owner Trustee is a party shall be sufficiently evidenced by written instruments signed by a person purporting to be the Chairman of the Board, the President, any Vice President or any other officer and in the name of the Owner Participant or Lessee, as the case may be. The Owner Trustee may accept a copy of a resolution of the Board of Directors or Executive Committee of Lessee, certified by the Secretary or an Assistant Secretary of Lessee as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board or Committee and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Owner Trustee may for all purposes hereof rely on a certificate signed by a person purporting to be the Chairman of the Board, the President, any Vice President or any other officer of Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon and in accordance therewith. In the administration of trusts hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Trust Estate, consult with counsel, accountants and other skilled persons to be selected and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons and the Owner Trustee shall not be liable for the negligence of any such counsel, accountant or other skilled person appointed by it with due care hereunder.

          SECTION 6.06.  Not Acting in Individual Capacity.  In acting
                         ---------------------------------
hereunder, the Owner Trustee acts solely as trustee and not in its individual capacity except as otherwise expressly provided herein; and, except as may be otherwise expressly provided in this Trust Agreement or in the Lease, all persons having any claim against the Owner Trustee by

                                                               [Trust Agreement]

reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof except to the extent the Owner Trustee shall expressly agree otherwise in writing.

          SECTION 6.07.  Fees; Compensation.  The Owner Trustee shall be
                         ------------------
entitled to receive compensation, reasonable as regards its responsibilities hereunder, together with reimbursement within thirty (30) days of its request for all reasonable expenses incurred or made by it in accordance with any of the provisions of this Trust Agreement or any other Operative Document (including the reasonable compensation and the expenses of its counsel, accountants or other skilled persons and of all other persons not regularly in its employ). If an Event of Default shall occur and be continuing or if the Lease is declared to be in default, the Owner Trustee shall be entitled to receive compensation, reasonable as regards its additional responsibilities hereunder, and payment or reimbursement for its expenses as provided above. The Owner Participant shall be required to pay the fees of the Owner Trustee comprising the compensation and reimbursement of expenses to which the Owner Trustee is entitled under this
Section 6.07, provided that the Owner Trustee shall have a Lien upon the Trust Estate for any such fee not paid by the Owner Participant as contemplated by this Section 6.07 and such Lien shall entitle the Owner Trustee to priority as to payment thereof over payment to any other Person under this Trust Agreement.

          SECTION 6.08.  Tax Returns.  The Owner Trustee shall be responsible
                         -----------
for the keeping of all appropriate books and records relating to the receipt and disbursement of all monies under this Trust Agreement or any agreement contemplated hereby. The Owner Participant shall be responsible for causing to be prepared and filed all income tax returns required to be filed by the Owner Participant. The Owner Trustee shall be responsible for causing to be prepared, at the request and expense of the Owner Participant, all income tax returns required to be filed with respect to the trust created hereby and shall execute and file such returns. Owner Participant, upon request, will furnish the Owner Trustee with all such information as may be reasonably required from the Owner Participant in connection with the preparation of such income tax returns.


                                 ARTICLE VII

                     INDEMNIFICATION OF FIRST SECURITY BANK
                              BY OWNER PARTICIPANT

          SECTION 7.01.  Owner Participant to Indemnify First Security Bank.
                         --------------------------------------------------
The Owner Participant hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and hereby indemnifies, protects,

                                                               [Trust Agreement]

saves and keeps harmless FSB in its individual capacity and its successors, assigns, legal representatives, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by FSB in its individual capacity on or measured by any compensation received by FSB in its individual capacity for its services hereunder), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable legal fees and expenses, and including without limitation any liability of an owner, any strict liability and any liability without fault) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against FSB in its individual capacity in any way relating to or arising out of this Trust Agreement or any of the Operative Documents or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of either Aircraft or Airframe N608FF or any part thereof (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of the Owner Trustee or FSB in its individual capacity hereunder, except (a) in the case of willful misconduct or gross negligence on the part of the Owner Trustee or FSB in its individual capacity in the performance or nonperformance of its duties hereunder or under any of the other Operative Documents to which the Owner Trustee is a party or (b) those resulting from the inaccuracy of any representation or warranty of FSB in its individual capacity (or from the failure of FSB in its individual capacity to perform any of its covenants) in
Section 6.03 hereof and in the Lease, or elsewhere in any of the Operative Documents or (c) as may result from a breach by FSB in its individual capacity of its covenant in the last sentence of Section 5.04 hereof or (d) in the case of the failure to use ordinary care on the part of the Owner Trustee or FSB in its individual capacity in the disbursement of funds or in compliance with the provisions of the first sentence of Section 6.08 hereof or (e) Expenses (as defined in Section 16(c)(i) of the Lease) arising under any circumstances or upon any terms where Lessee would not have been required to indemnify the Owner Trustee in its individual capacity pursuant to the Lease (disregarding for purposes of this Section 7.01, the penultimate sentence of Section 16(c)(i) of the Lease). The indemnities contained in this Section 7.01 extend to FSB only in its individual capacity and shall not be construed as indemnities of the Trust Estate (except to the extent, if any, that FSB in its individual capacity has been reimbursed by the Trust Estate for amounts covered by the indemnities contained in this Section 7.01). The indemnities contained in this Section 7.01 shall survive the termination of this Trust Agreement.

                                                               [Trust Agreement]

                                 ARTICLE VIII

                  TRANSFER OF THE OWNER PARTICIPANT'S INTEREST

          SECTION 8.01.  Transfer of Interests.  If there is more than one Owner
                         ---------------------
Participant, no assignment, conveyance or other transfer by an Owner Participant of any of its right, title or interest in and to this Trust Agreement or the Trust Estate shall be valid unless each other Owner Participant's prior written consent (which consent may be withheld in the sole discretion of such other Owner Participants) is given to such assignment, conveyance or other transfer.

          SECTION 8.02.  Actions of the Owner Participants.  If at any time
                         ---------------------------------
prior to the termination of this Trust Agreement there is more than one Owner Participant, then, subject to Section 11.05 hereof, during such time, if any action is required to be taken by all Owner Participants and whenever any direction, authorization, approval, consent, instruction, or other action is permitted to be given or taken by the Owner Participant it shall be given or taken only upon unanimous agreement of all Owner Participants; provided, however, that the termination of this Trust Agreement pursuant to Section 11.01 hereof may be effected upon the election of any Owner Participant.


                                 ARTICLE IX

                     SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

          SECTION 9.01. Resignation of Owner Trustee; Appointment of Successor.
                        ------------------------------------------------------
          (a)  Resignation or Removal.  The Owner Trustee or any successor Owner
               ----------------------
Trustee may resign at any time without cause by giving at least 60 days' prior written notice to the Owner Participant, such resignation to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In addition, the Owner Participant may at any time remove the Owner Trustee with cause by a notice in writing delivered to the Owner Trustee and Lessee, such removal to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 9.01(b) hereof. In the case of the resignation or removal of the Owner Trustee, the Owner Participant may appoint a successor Owner Trustee by an instrument signed by the Owner Participant. If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Owner Trustee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by

                                                               [Trust Agreement]

such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided.

          (b) Execution and Delivery of Documents, etc.  Any successor Owner
              ----------------------------------------
Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee an instrument accepting such appointment, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trusts hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will execute such documents as are provided to it by such successor Owner Trustee and will take such further actions as are requested of it by such successor Owner Trustee as are reasonably required to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the Federal Aviation Administration, or other governmental authority having jurisdiction, into the name of the successor Owner Trustee.

          (c) Qualifications.  Any successor Owner Trustee, however appointed,
              --------------
shall be a "citizen of the United States" within the meaning of 49 U.S.C. (S) 40102(a)(15) and shall also be a bank or trust company organized under the laws of the United States or any state thereof having a combined capital and surplus of at least $50,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable or customary terms. No such successor trustee shall charge fees for its services as an Owner Trustee in excess of the then prevailing market rates for such services.

          (d) Merger, etc.  Any corporation into which FSB may be merged or
              -----------
converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which FSB shall be a party, or any corporation to which substantially all the corporate trust business of FSB may be transferred, shall, subject to the terms of Section 9.01(c) hereof, be the Owner Trustee hereunder without further act.

          SECTION 9.02.  Co-Trustees and Separate Trustees.  If at any time it
                         ---------------------------------
shall be necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate is located, or the Owner Trustee being advised by counsel shall

                                                             [Trust Agreement]

determine that it is so necessary or prudent in the interest of the Owner Participant or the Owner Trustee, or the Owner Trustee shall have been directed to do so by the Owner Participant, the Owner Trustee and the Owner Participant shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons (any and all of which shall be a "citizen of the United States" as defined in 49 U.S.C. (S) 40102(a)(15)) approved by the Owner Trustee and the Owner Participant, either to act as co-trustee, jointly with the Owner Trustee, or to act as separate trustee hereunder (any such co-trustee or separate trustee being herein sometimes referred to as an "additional trustee"). In the event the Owner Participant shall not have joined in the execution of such agreements supplemental hereto within ten days after the receipt of a written request from the Owner Trustee so to do, or in case an Event of Default shall occur and be continuing, the Owner Trustee may act under the foregoing provisions of this Section 9.02 without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this Section 9.02 in either of such contingencies.

          Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and the Owner Trustee and its successors shall act, subject to the following provisions and conditions:

            (A) All powers, duties, obligations and rights conferred upon the Owner Trustee in respect of the custody, control and management of monies, the Aircraft, Airframe N608FF or documents authorized to be delivered hereunder shall be exercised solely by the Owner Trustee;

            (B) All other rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred or imposed upon and exercised or performed by the Owner Trustee and such additional trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate) the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee;

            (C) No power given to, or which it is provided hereby may be exercised by, any such additional trustee shall be exercised hereunder by such additional trustee, except jointly with, or with the consent in writing of, the Owner Trustee;

                                                             [Trust Agreement]

            (D) No trustee hereunder shall be personally liable by reason of any action or omission of any other trustee hereunder; and

            (E) The Owner Participant, at any time, by an instrument in writing may remove any such additional trustee. In the event that the Owner Participant shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Owner Trustee so to do, the Owner Trustee shall have the power to remove any such additional trustee without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact for it in such connection in such contingency.


                                 ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS
                     TO TRUST AGREEMENT AND OTHER DOCUMENTS

          SECTION 10.01.  Supplements and Amendments and Delivery Thereof.
                          -----------------------------------------------

          (a)  Supplements and Amendments.  This Trust Agreement may not be
               --------------------------
amended, supplemented or otherwise modified except by an instrument in writing signed by the Owner Trustee and the Owner Participant. Subject to Section 10.02 hereof, the Owner Trustee will execute any amendment, supplement or other modification of this Trust Agreement or of any other Operative Documents to which the Owner Trustee is a party which it is requested to execute by the Owner Participant, except that the Owner Trustee shall not execute any such amendment, supplement or other modification which, by the express provisions of any of the above documents, requires the consent of any other party unless such consent shall have been obtained.

          (b) Delivery of Amendments and Supplements to Certain Parties.  A
              ---------------------------------------------------------
signed copy of each amendment or supplement referred to in Section 10.01(a) hereof to which Lessee is not a party shall be delivered promptly by the Owner Trustee to the Lessee.

          SECTION 10.02.  Discretion as to Execution of Documents.  Prior to
                          ---------------------------------------
executing any document required to be executed by it pursuant to the terms of
Section 10.01 hereof, the Owner Trustee shall be entitled to receive an opinion of its counsel to the effect that the execution of such document is authorized hereunder. If in the opinion of the Owner Trustee any such document adversely affects any right, duty, immunity or indemnity in favor of the Owner Trustee hereunder or under any other Operative Document to which

                                                             [Trust Agreement]

the Owner Trustee is a party, the Owner Trustee may in its discretion decline to execute such document.

          SECTION 10.03.  Absence of Requirements as to Form.  It shall not be
                          ----------------------------------
necessary for any written request furnished pursuant to Section 10.01 hereof to specify the particular form of the proposed documents to be executed pursuant to such Section, but it shall be sufficient if such request shall indicate the substance thereof.

          SECTION 10.04.  Distribution of Documents.  Promptly after the
                          -------------------------
execution by the Owner Trustee of any document entered into pursuant to Section
10.01 hereof, the Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to the Owner Participant, but the failure of the Owner Trustee to mail such conformed copy shall not impair or affect the validity of such document.

          SECTION 10.05.  No Request Needed as to Lease Supplement and Trust
                          --------------------------------------------------
Supplement.  No written request pursuant to Section 10.01 hereof shall be
----------
required to enable the Owner Trustee to enter into the Lease Supplement covering either Aircraft or Airframe N608FF with Lessee pursuant to the terms of the Lease and Section 3.01 hereof and the Trust Supplement pursuant to the terms of
Section 3.01 hereof.


                                  ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.01.  Termination of Trust Agreement.  This Trust Agreement
                          ------------------------------
and the trusts created hereby shall be of no further force or effect upon the earlier of (a) the sale or other final disposition by the Owner Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate in accordance with Article IV hereof, provided that at such time Lessee shall have fully complied with all of the terms of the Lease, or (b) twenty-one years less one day after the death of the last survivor of all of the descendants of the grandparents of David C. Rockefeller living on the date of the earliest execution of this Trust Agreement by any party hereto, but if this Trust Agreement and the trusts created hereby shall be or become authorized under applicable law to be valid for a period commencing on the 21st anniversary of the death of such last survivor (or, without limiting the generality of the foregoing, if legislation shall become effective providing for the validity of this Trust Agreement and the trusts created hereby for a period in gross exceeding the period for which this Trust Agreement and the trusts created hereby are hereinabove stated to extend and be valid), then this Trust Agreement and the trusts created

                                                             [Trust Agreement]

hereby shall not terminate under this subsection (b) but shall extend to and continue in effect, but only if such non-termination and extension shall then be valid under applicable law, until the day preceding such date as the same shall, under applicable law, cease to be valid; otherwise this Trust Agreement and the trusts created hereby shall continue in full force and effect in accordance with the term hereof. Except as expressly set forth in this Section 11.01, this Trust Agreement and the trusts created hereby may not be revoked by the Owner Participant.

          SECTION 11.02.  Owner Participant Has No Legal Title in Trust Estate.
                          ----------------------------------------------------
No Owner Participant shall have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to the Trust Estate hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successors or transferees of the Owner Participant to an accounting or to the transfer of legal title to any part of the Trust Estate.

          SECTION 11.03.  Assignment, Sale, etc. of Aircraft and Airframe
                          -----------------------------------------------
N608FF. Any assignment, sale, transfer or other conveyance of either Aircraft or Airframe N608FF or any part thereof by the Owner Trustee made pursuant to the terms hereof or of the Lease shall bind the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Owner Trustee and the Owner Participant in and to either Aircraft, Airframe N608FF or such part so assigned, sold, transferred or conveyed. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

          SECTION 11.04.  Trust Agreement for Benefit of Certain Parties Only.
                          ---------------------------------------------------
Except for the terms of Article VIII hereof and except as otherwise provided in
Article IX and Sections 5.01, 6.07, 10.01 and 11.01 hereof, nothing herein, whether expressed or implied, shall be construed to give any person other than the Owner Trustee and the Owner Participant any legal or equitable right, remedy or claim under or in respect of this Trust Agreement; but this Trust Agreement shall be held to be for the sole and exclusive benefit of the Owner Trustee and the Owner Participant.

          SECTION 11.05.  Citizenship of the Owner Participant.  If at any time
                          ------------------------------------
there shall be more than one Owner Participant, then any Owner Participant who shall cease to be a "citizen of the United States" as defined in 49 U.S.C. (S) 40102(a)(15) shall have no voting or similar rights hereunder and shall have no right to direct, influence or limit the exercise of, or to prevent the direction or influence of, or place any limitation on the exercise of, the Owner Trustee's authority or to remove the Owner Trustee.

                                                             [Trust Agreement]

          SECTION 11.06.  Notices.  All notices, demands, instructions and other
                          -------
communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by facsimile, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or, if sent by registered or certified mail, three Business Days after being deposited in the mails addressed to the intended recipient thereof in accordance with the provisions of this Section
11.06. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 11.06, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) as follows: (A) if to Lessee, the Owner Trustee or the Original Owner Participant, to the respective addresses set forth in the Lease, or (B) if to a Subsequent Owner Participant, addressed to such Subsequent Owner Participant at such address as such Subsequent Owner Participant shall have furnished by notice to the parties hereto.

          SECTION 11.07.  Severability.  Subject to Sections 11.06 and 11.12
                          ------------
hereof, any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.08.  Waivers, etc.  No term or provision hereof may be
                          -------------
changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article X hereof; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

          SECTION 11.09.  Counterparts.  This Trust Agreement may be executed by
                          ------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.10.  Binding Effect, etc.  All covenants and agreements
                          --------------------
contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and assigns, and the Original Owner Participant, its successors and, to the extent permitted by Article VIII hereof, its assigns.
Any request, notice, direction, consent, waiver or other instrument or action by an Owner Participant shall bind its successors and assigns.

                                                             [Trust Agreement]

          SECTION 11.11.  Headings; References.  The headings of the various
                          --------------------
Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11.12.  Governing Law.  THIS TRUST AGREEMENT SHALL IN ALL
                          -------------
RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF UTAH, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                                 ARTICLE XII

                              CERTAIN LIMITATIONS

          SECTION 12.01.  Limitations on Control. Notwithstanding any other
                          ----------------------
provision of this Trust Agreement, but subject to the other provisions of this
Article XII, from and after the Delivery Date and until termination of this Trust Agreement, (i) the Owner Participant shall not, except as otherwise provided in the second sentence of Section 5.01, have any voting rights or other rights to direct the Owner Trustee in connection with matters involving the ownership and operation of either Aircraft, Airframe N608FF or any part thereof by the Owner Trustee (collectively, "Control Rights"), and (ii) the Owner
                                     --------------
Trustee shall have absolute and complete discretion in all matters as to which the Owner Participant otherwise would have had any Control Rights, but for the provisions of this Article XII. Such discretion (x) is in addition to the discretion given to the Owner Trustee under the other Sections of this Trust Agreement, and (y) is expressly limited to the Control Rights that, but for the provisions of this Article XII, would be held or exercisable by the Owner Participant, and does not extend to any other rights, powers or privileges in respect of the beneficial interest of the Owner Participant in the Trust Estate.

          SECTION 12.02.  Discretion and Actions of Owner Trustee.
                          ---------------------------------------

          (a) In exercising its discretion under this Article XII, the Owner Trustee shall exercise its best judgment and shall not be liable for any action taken or omitted hereunder, except for its gross negligence or willful misconduct, and shall exercise the Control Rights in connection with all matters involving the ownership and operation of the Aircraft and Airframe N608FF by the Owner Trustee. The Owner Trustee shall not be required, and shall have no power, duty or obligation, to exercise Control Rights in respect of any other matters.

          (b) Notwithstanding any other provisions hereof, in exercising any Control Rights pursuant to this Article XII in connection with all matters involving the

                                                             [Trust Agreement]

ownership or operation of the Aircraft and Airframe N608FF by the Owner Trustee, the Owner Trustee shall be free of any kind of control by the Owner Participant and shall exercise the Control Rights as it in its discretion shall deem necessary to protect the interests of the United States, notwithstanding any countervailing interests of any foreign power which may, or whose citizens may, have a direct or indirect interest in the Owner Participant and any such action by the Owner Trustee shall not be considered malfeasance or in breach of any obligation which the Owner Trustee might otherwise have to the Owner Participant, provided, however, that subject to the foregoing limitations, the
             --------  -------
Owner Trustee shall exercise its discretion in all matters involving the ownership and operation of the Aircraft and Airframe N608FF by the Owner Trustee with due regard for the interests of the Owner Participant. The Owner Trustee, promptly after each exercise of any Control Rights hereunder, shall notify the Owner Participant of the exercise thereof.

          (c) The Owner Trustee agrees that it shall not without the prior written consent of the Owner Participant (i) dissolve or amend the Trust Agreement, (ii) sell, mortgage, pledge or otherwise dispose of all or any part of the Trust Estate, including the Aircraft, Airframe N608FF and the Lease,
(iii) transfer any portion of the Owner Participant's beneficial interest in the Trust Estate to any other person, or (iv) amend or modify the Lease or any other Operative Agreement, or grant any waivers of any terms thereof or give any consents thereunder.

          SECTION 12.03.  Payments.  Notwithstanding any other provision of this
                          --------
Article XII, the Owner Participant shall be entitled to receive from the Owner Trustee or otherwise all rent, payments or insurance proceeds and other payments of whatsoever kind and nature payable to the Owner Participant pursuant to this Trust Agreement or any other Operative Agreement in the same manner as if the Control Rights had not been transferred to the Owner Trustee and held in trust hereunder.

          SECTION 12.04.  Owner Trustee Acts as Trustee.  Notwithstanding any
                          -----------------------------
other provision of this Trust Agreement, in exercising any Control Rights pursuant to this Article XII, the Owner Trustee acts solely as trustee and not in its individual capacity, and except as may be otherwise expressly provided in
Section 12.02 hereof, all persons having any claim against the Owner Trustee in its individual capacity or as the Owner Trustee by reason of the transactions contemplated by this Article XII shall not have any recourse to the Owner Trustee in its individual capacity.

          SECTION 12.05.  Termination.  The provisions of this Article XII shall
                          -----------
terminate upon the earliest of (i) the Aircraft ceasing to be registered under the laws of the United States, or (ii) the Owner Participant becoming a citizen of the United States, as defined in 49 U.S.C. (S) 40102(a)(15) as in effect on the date hereof or on any subsequent

                                                             [Trust Agreement]

date (a "U.S. Citizen"), or (iii) the termination of this Trust Agreement pursuant to the provisions of Section 11.01 hereof.

          SECTION 12.06.  Amendments to Article XII.  Notwithstanding any other
                          -------------------------
provision of this Trust Agreement, so long as the Aircraft and Airframe N608FF shall be registered under the laws of the United States and so long as this
Article XII shall not have been terminated pursuant to Section 12.05 hereof, this Article XII shall not be amended, supplemented or modified unless either
(i) the Owner Participant shall have become a U.S. Citizen, or (ii) the FAA shall have concluded that such amendment, supplement or modification would not cause the Aircraft or Airframe N608FF to be ineligible for registration in the United States.

          SECTION 12.07.  Purpose.  The purpose of this Article XII is to give
                          -------
the Owner Trustee the power to manage and control the Aircraft and Airframe N608FF with respect to matters involving the ownership and operation of the Aircraft and Airframe N608FF by the Owner Trustee so as to assure that the Aircraft and Airframe N608FF shall be controlled with respect to such matters by a U.S. Citizen, and that the Owner Trustee shall be able to give the affidavit required by Section 47.7(c)(2)(iii) of the FAR, 14 C.F.R. (S) 47.7(c)(2)(iii). This Article XII shall be construed in furtherance of, and the powers given to the Owner Trustee thereby shall be construed no more broadly than is required by, such purpose.

                                   *   *   *

                                                             [Trust Agreement]


          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              SANWA BUSINESS CREDIT CORPORATION


                              By:  /s/  Douglas Emerson
                                 -----------------------------------

                              Title:    Senior Credit Officer
                                    --------------------------------


                              FIRST SECURITY BANK, NATIONAL ASSOCIATION


                              By:  /s/  Greg Hawley
                                 -----------------------------------

                              Title:    Vice President
                                    --------------------------------

                           TRUST AGREEMENT SUPPLEMENT


     This TRUST AGREEMENT SUPPLEMENT, dated October 11, 1996 (herein called the "Trust Supplement") of FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee (herein called the "Owner Trustee"), under the Trust Agreement, dated as of October 1, 1996 (the "Trust Agreement"), between the Owner Trustee and the Owner Participant named therein.

                                  WITNESSETH:

     WHEREAS, the Trust Agreement provides for the execution and delivery of one or more supplements thereto substantially in the form hereof, which shall particularly describe the Aircraft and Airframe N608FF (such term and other terms defined in the Trust Agreement used herein as therein defined) included in the property covered by the Trust Agreement;

     WHEREAS, the Trust Agreement relates to Airframes and Engines described below, and a counterpart of the Trust Agreement is attached hereto and made a part hereof and this Trust Supplement is being filed on the date hereof with the Federal Aviation Administration as one document:

                                    AIRFRAME

                     Three Airframe Identified as follows:

                                         FAA
                                     Registration  Manufacturer's
        Manufacturer        Model       Number     Serial Number
        ------------        -----       ------     -------------
     The Boeing Company    747-282B     N610FF          20501

     The Boeing Company    747-282B     N611FF          20502

     The Boeing Company     747-131     N608FF          19672

together with all Parts of whatever nature, which are from time to time incorporated or installed in or attached to said aircraft.

                                 AIRCRAFT ENGINES

          Eight aircraft engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified as follows:

                                                        Manufacturer's
       Manufacturer                Model                Serial Number
       ------------                -----                --------------
     Pratt & Whitney              JT9D-7A                   685648

     Pratt & Whitney              JT9D-7A                   686063

     Pratt & Whitney              JT9D-7A                   663074

     Pratt & Whitney              JT9D-7A                   662750

     Pratt & Whitney              JT9D-7A                   685769

     Pratt & Whitney              JT9D-7A                   685773

     Pratt & Whitney              JT9D-7A                   685694

     Pratt & Whitney              JT9D-7A                   662359


together with all Parts of whatever nature, which are from time to time incorporated or installed in or attached to such engines.

          Together with (a) all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all logs, manuals and data and inspection, modification and overhaul records maintained in respect of the Aircraft and Airframe N608FF, including the Engines, including, without limitation, all such logs, manuals, data and records required to be maintained by the FAA or by the applicable regulatory agency or body of any other jurisdiction in which the Aircraft and Airframe N608FF may then be registered in each case whether the Owner Trustee now has or shall hereafter acquire an interest.

          This Trust Supplement shall be construed as supplemental to the Trust Agreement and shall form a part of each, and the Trust Agreement is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

          AND, FURTHER, the Owner Trustee hereby acknowledges that the delivered Aircraft referred to in this Trust Supplement and the aforesaid Lease Supplement has been delivered to the Owner Trustee and is included in the property of the Owner Trustee covered by all the terms and conditions of the Trust Agreement.

                                 *     *     *

          IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.


                                       FIRST SECURITY BANK, NATIONAL
                                         ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Owner Trustee

                                           Owner Trustee


                                       By:  /s/  Greg Hawley
                                          ---------------------------

                                       Title:    Vice President